Exhibit 99.1
CAPSTEAD FOURTH QUARTER EARNINGS CONFERENCE CALL INVESTOR PRESENTATION February 11, 2008

Safe Harbor Statement - Private Securities Litigation Reform Act of 1995 Forward Looking Information This presentation contains "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Our actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of our investments and other factors. As discussed in our filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new investment capital, fluctuations in interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, our actual results and liquidity related to investments in loans secured by commercial real estate are affected by borrower performance under operating and/or development plans, lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.

About Capstead and Its Investment Strategy Capstead Mortgage Corporation, formed in 1985 and based in Dallas, Texas, is a self-managed real estate investment trust for federal income tax purposes. Our core strategy is managing a leveraged portfolio of residential mortgage securities consisting almost exclusively of adjustable-rate mortgage, or ARM, securities issued and guaranteed by government-sponsored entities, either Fannie Mae or Freddie Mac, or by an agency of the federal government, Ginnie Mae. Agency-guaranteed residential mortgage securities carry an actual or implied AAA credit rating with limited, if any, credit risk. We may also augment our core portfolio with investments in credit-sensitive commercial real estate-related assets. As of December 31, 2007, over 99% of our residential mortgage investments were agency- guaranteed ARM securities. We are confident that our core investment strategy of conservatively managing a leveraged portfolio of agency-guaranteed ARM securities can produce attractive risk-adjusted returns over the long term while reducing but not eliminating sensitivity to changes in interest rates. In the near term we intend to focus our efforts on growing our core agency-guaranteed ARM securities portfolio with the expectation of earning attractive returns on these assets in the coming quarters.

Low Risk Residential Mortgage Investment Strategy Longer-to-Reset Agency ARM Securities Current-Reset Agency ARM Securities 3.5 3.6 Current-Reset ARMs ($3.6 billion) Longer-to-Reset ARMs ($3.5 billion) (as of December 31, 2007) Financed 100% with $3.3 billion in 30-day borrowings that adjust within a month to more current rates Financed with $1.5 billion in longer-dated committed borrowings (5.02%, 15 month average maturity) and $1.7 billion in 30-day borrowings combined with two-year swap agreements ($900 million at 4.03%) Backed by mortgage loans with coupon interest rates that reset at least annually or begin doing so after an initial fixed-rate period of five years or less Longer-term repo and/or swaps are utilized to mitigate interest rate risk on longer-to-reset ARM securities The duration of our assets and liabilities is approximately 10 months and 5 months, respectively, for a net duration gap of approximately 5 months Leverage maintained at approximately 10:1

Fourth Quarter Results and Recent Developments Fourth Quarter Results Earnings totaled $15.9 million or $0.31 per diluted common share Dividend was increased to $0.24 per common share Raised $206 million in common equity capital during quarter Proceeds from offerings invested in Fannie Mae, Freddie Mac and Ginnie Mae- guaranteed ARM securities After considering accretion from fourth quarter common equity offerings and improvements in portfolio valuation, book value increased $1.68 from the prior quarter to $9.25 per common share Portfolio yields averaged 5.80%, an improvement of 13 bps from the third quarter, while borrowing rates averaged 4.87%, down 38 bps from the third quarter, for a financing spread improvement of 51 bps to 93 bps Recent Developments Subsequent to quarter-end, raised additional $127 million in common equity capital Even without any additional Fed rate cuts beyond the 125 bps reduction subsequent to year-end, projected first quarter financing spreads are expected to increase significantly on a substantially larger portfolio

Comparative Income Statement (in thousands, except per share amounts)

Comparative Balance Sheet (in thousands, except per share amounts)

Capstead's Long-term Investment Capital Dec '04 Mar '05 Jun '05 Sep '05 Dec '05 Mar '06 Jun '06 Sep '06 Dec '06 Mar '07 Jun '07 Sep '07 Dec '07 Pro Forma Dec '07 (a) Common 153 147 149 138 165 155 142 159 160 171 165 150 381 508 Perpetual Preferred 180 180 180 180 180 180 180 180 180 180 180 180 180 180 Trust Preferred 35 75 75 75 100 100 100 100 100 100 100 Total 333 327 329 353 420 410 397 439 440 451 445 430 661 788 $ in millions (a) Pro Forma for approximately $127 million in net proceeds from the recently completed 8.6 million common share offering. (35%) (58%) (64%)

Sources of Financing Agency securities are highly liquid and can be financed with multiple funding providers through standard repurchase agreements We have long-term relationships with most counterparties As of December 31, 2007, we have positions on with 14 counterparties Counterparties utilized at various times during the past 24 months include: ABN AMRO Bank of America Securities Barclays Bear Stearns BNP Paribas Cantor & Company Citigroup Countrywide Credit Suisse Daiwa Securities Deutsche Bank Goldman Sachs Greenwich Capital HSBC ING Financial JPMorgan Lehman Brothers MF Global Securities Merrill Lynch Morgan Stanley Nomura Societe Generale UBS Wachovia Washington Mutual

First Quarter 2008 Acquisition Expectations Fourth quarter acquisitions were split between current-reset and longer-to-reset ARM Agency Securities roughly 25/75 bringing the portfolio to roughly a 50%/50% mix at year-end. First quarter acquisitions will likely consist of roughly a 50/50 mix of current-reset and longer-to-reset securities. Yields and spreads on recent acquisitions remain attractive and are accretive to earnings: Purchase yields recently between 4.25% and 4.50% Borrowing rates are continuing to decline: Fed funds currently at 3.00% Two-year swap rates recently below 2.70% Financing spreads, before any further rate cuts have been around 125 basis points

Yield / Cost Analysis (in thousands) December 31, 2007 balances do not include ARM securities being acquired after year-end with the $127 million in net proceeds from our recently completed 8.6 million common share offering. (b) Assumes no further reductions in the federal funds rate beyond 125 bps cuts in January 2008 and includes expected yields on ARM securities acquired by March 31, 2008 with a portion of the offering proceeds. Projected 30-day borrowing rates include the effect of interest rate swap agreements used to effectively lock-in financing spreads on investments in longer-to-reset ARM securities.

Stock Highlights Issued nearly 30 million shares of new common stock over last four months raising approximately $333 million in new common equity capital Expanded investor base Improved liquidity of common stock Accretive to book value, earnings and dividends Date Volume Price 2/7/2007 25.7 7.97 2/8/2007 153.4 7.8 2/9/2007 257.3 8.14 2/12/2007 69 8.22 2/13/2007 149.9 8.41 2/14/2007 131 8.56 2/15/2007 125.8 8.6 2/16/2007 108.8 8.84 2/19/2007 108.8 8.84 2/20/2007 87 8.81 2/21/2007 59.6 8.65 2/22/2007 59.5 8.51 2/23/2007 63.9 8.5 2/26/2007 55.2 8.62 2/27/2007 42.3 8.61 2/28/2007 52 8.75 3/1/2007 42.7 8.63 3/2/2007 62.2 8.45 3/5/2007 164.4 8.45 3/6/2007 84.2 8.65 3/7/2007 36.3 8.6 3/8/2007 87.8 8.67 3/9/2007 66.9 8.44 3/12/2007 79 8.48 3/13/2007 108.6 8.54 3/14/2007 143.2 8.48 3/15/2007 91.8 8.48 3/16/2007 88.7 8.7 3/19/2007 107.5 8.75 3/20/2007 37.6 8.81 3/21/2007 164.4 9.17 3/22/2007 232.2 9.22 3/23/2007 89.3 9.14 3/26/2007 113.9 9.44 3/27/2007 76.2 9.43 3/28/2007 128.3 9.59 3/29/2007 151 9.85 3/30/2007 89.8 9.99 4/2/2007 75.9 9.96 4/3/2007 74.3 10 4/4/2007 104.2 10.03 4/5/2007 193.8 10.17 4/6/2007 193.8 10.17 4/9/2007 76.7 9.95 4/10/2007 100.7 9.83 4/11/2007 63.3 9.79 4/12/2007 67 9.62 4/13/2007 55 9.85 4/16/2007 71.1 10.06 4/17/2007 55.6 10.1 4/18/2007 45.6 9.96 4/19/2007 21.8 9.94 4/20/2007 44.6 10.02 4/23/2007 41.9 10.2 4/24/2007 108 10.24 4/25/2007 36.4 10.17 4/26/2007 52 10.03 4/27/2007 31.8 10.09 4/30/2007 61.7 10.05 5/1/2007 173.5 9.75 5/2/2007 166.1 9.74 5/3/2007 230.4 9.81 5/4/2007 144 10.25 5/7/2007 129.4 10.58 5/8/2007 84.9 10.42 5/9/2007 65.1 10.47 5/10/2007 80.8 10.55 5/11/2007 99 10.55 5/14/2007 52 10.52 5/15/2007 82.6 10.5 5/16/2007 142.4 10.61 5/17/2007 77.1 10.43 5/18/2007 204.4 10.47 5/21/2007 57 10.41 5/22/2007 80.4 10.45 5/23/2007 121.9 10.39 5/24/2007 109.7 10.22 5/25/2007 75.4 10.13 5/28/2007 75.4 10.13 5/29/2007 82.9 10.29 5/30/2007 80.9 10.12 5/31/2007 95 10.13 6/1/2007 92.7 10.31 6/4/2007 73.7 10.46 6/5/2007 61.9 10.08 6/6/2007 93.9 9.96 6/7/2007 217 9.38 6/8/2007 116.8 9.63 6/11/2007 93.7 9.47 6/12/2007 115.9 9.05 6/13/2007 58.7 9.44 6/14/2007 68.5 9.54 6/15/2007 69.9 9.64 6/18/2007 39.9 9.63 6/19/2007 35.5 9.75 6/20/2007 32.1 9.74 6/21/2007 110 9.85 6/22/2007 31.2 9.89 6/25/2007 55.6 9.71 Stock Price Chart 9/26/07 11/15/07 1/28/08